UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                      ---------------------------


                               FORM 8-K

                            CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)  January 16, 1998
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                         Illinova Corporation
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          (Exact Name of Registrant as Specified in Charter)




     Illinois                1-11327             37-1319890
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(State or Other            (Commission         (IRS Employer
Jurisdiction of            File Number)        Identification No.)
Incorporation)




              500 S. 27th Street, Decatur, IL          62525
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          (Address of Principal Executive Offices)   (Zip Code)




Registrant's telephone number, including area code  (217) 424-6600
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ITEM 5.   OTHER EVENTS.

          On January 16, 1998, Illinova Corporation entered into a Distribution Agreement in connection with the establishment of a program for the offering of fixed and floating rate Medium-Term Notes (the "Notes") under the Company's shelf Registration Statement on Form S-3 (Registration
          No. 333-17847) (the "Registration Statement").

          Copies of the Distribution Agreement and the Officers' Certificate and Issuer Order (with the forms of the fixed and floating rate Notes attached) delivered pursuant to the Indenture (the "Indenture"), dated as of February 1, 1997, between Illinova Corporation and The First National Bank of Chicago, as trustee, are included as Exhibits 1 and 4 to this Report on Form 8-K, respectively, and hereby are incorporated by reference herein. The Indenture was filed as Exhibit 4.1 to the Registration Statement.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

          (c)  Exhibits.

               (1) Distribution Agreement, dated January 16, 1998, among Illinova Corporation, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc.

               (4) Officers' Certificate and Issuer Order of Illinova Corporation, dated January 16, 1998(with forms of Fixed Rate Note and Floating Rate Note attached), delivered pursuant to the terms of the Indenture, dated as of February 1, 1997, between Illinova Corporation and The First National Bank of Chicago.




















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                              SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Illinova Corporation
                                     (Registrant)






                                   /s/ Larry F. Altenbaumer
Date: January 21, 1998        By: --------------------------
                                   Larry F. Altenbaumer,
                                   Chief Financial Officer,
                                   Treasurer and Controller



































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                             EXHIBIT INDEX


Exhibit
  No.                    Description
-------                  -----------


   1 Distribution Agreement, dated January 16, 1998, among Illinova Corporation, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc.


   4 Officers' Certificate and Issuer Order of Illinova Corporation, dated January 16, 1998(with forms of Fixed Rate Note and Floating Rate Note attached), delivered pursuant to the terms of the Indenture, dated as of February 1, 1997, between Illinova Corporation and The First National Bank of Chicago.

























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